EXHIBIT 10.1

CONFIDENTIAL TREATMENT

AMENDMENT NO. 4

to the

RESEARCH AGREEMENT dated July 13, 2000

between the

UNIVERSITY OF SOUTHERN CALIFORNIA
and
MARET CORPORATION

June 24, 2002

This amendment reflects an increase to the Research Agreement by $[*] (see Exhibit B) from $[*] to $[*] and defines Research Work to be performed in the Statement of Work attached and incorporated in this amendment as Exhibit A, for the period April 1, 2002 through March 31, 2003. The Research Agreement is revised as follows:

ARTICLE 3
Period of Performance, to be revised as follows:

The period of performance of this Agreement is 06/30/2000 through 03/31/2003. This Agreement shall become effective upon the date of last signature hereto and shall continue in effect for the full duration of the period of performance unless sooner terminated in accordance with the provisions of Article 14.

ARTICLE 4
Reports and Data

The Principal Investigator shall furnish Sponsor with (i) written project protocols prior to undertaking any work under this Research Agreement, (ii) written summary reports, as needed, and (iii) written reports, including data, on completion of each project.

ARTICLE 5
Costs, Billings and Other Support, to be revised as follows:

5.1    It is agreed and understood by the Parties hereto that subject to Article 2, total costs to the SPONSOR hereunder shall not exceed the amount of $[*].

Additional payments shall be made by SPONSOR in advance according to the following schedule:

[*]	$ [*]
[*]	$ [*]
[*]	$ [*]

All other terms and conditions remain unchanged.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in duplicate by duly authorized persons.

MARET CORPORATION		UNIVERSITY OF SOUTHERN CALIFORNIA

By:	/s/ Paul J. Mellett	By:	/s/ Lloyd Armstrong

Name: Paul J. Mellett		Name: Lloyd Armstrong, Jr.
Title: CFO		Title: Provost and Senior Vice President, Academic Affairs
Date: 7/3/02		Date: 6/27/2002

*	Confidential Treatment Requested. Omitted Portions filed with the Commission.

EXHIBIT A

Statement of Work
Period April 1, 2002 through March 31, 2003

[*]

*	Confidential Treatment Requested. Omitted Portions filed with the Commission.

EXHIBIT B

Principal Investigator: Gere S. diZerega, M.D.,
MARET CORPORATION
[*]
Period of Performance April 1, 2002 through March 31, 2003

[*]

*	Confidential Treatment Requested. Omitted Portions filed with the Commission.